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                                                                    Exhibit 10.1



   Confidential materials omitted and filed separately with the Securities and
                              Exchange Commission.
                          Asterisks denote omissions.

                         OEM PURCHASE AGREEMENT ADDENDUM
                                 BY AND BETWEEN
                PHILIPS MEDICAL SYSTEMS AND CAMBRIDGE HEART, INC.
                                     10/5/01

This addendum amends the OEM Purchase Agreement signed on March 16, 2001 between Cambridge Heart, Inc and Agilent Technologies. The OEM Purchase Agreement was automatically assigned to Philips Medical Systems when Agilent Technologies sold the Healthcare Solutions Group on August 1, 2001 to Philips Medical Systems.

     THE FOLLOWING PARAGRAPHS ARE REVISED IN THEIR ENTIRETY AS FOLLOWS:

3.2 NON-EXCLUSIVE APPOINTMENT. Subject to the terms and conditions of this Agreement and commencing on October 1, 2001, the Supplier appoints Philips as the Supplier's non-exclusive distributor of the CH 2000 System worldwide with the exception of [**]. Philips' distribution rights shall extend to any improved OEM Product or other technology for a stress system (excluding the Alternans technology and any other technology that is not stress related).

4.3  MINIMUM PURCHASE OBLIGATION.

     4.3.1 Philips shall be obligated to purchase a minimum number of OEM Products, and shall be obligated to make the minimum payments to Supplier as set forth in EXHIBIT C. Only the CH 2000 systems sold in the US will count against the minimums, international sales of CH 2000 are incremental opportunities.

EXHIBIT A TO THE OEM PURCHASE AGREEMENT IS REVISED AS FOLLOWS, TWO PLACES, CH2000 AND SW KIT. DATA EXPORT INTERFACE [**]

EXHIBIT H TO THE OEM PURCHASE AGREEMENT IS REVISED AS FOLLOWS
-------------------------------------------------------------------------------
  Part Number    Description                                           Distr. $
-------------------------------------------------------------------------------
   200093-003    NIBP Interface Cable                                     $[**]
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    10072-001    Analog Interface Card                                    $[**]
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  20-0809-001    CD Writer for CH 2000 System (includes hardware)         $[**]
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  20-0809-xxx    CD Writer Software Only                                  $[**]
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  10-0224-001    Data Interfacing Output (including Adobe)                $[**]
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     All other terms of the OEM Purchase Agreement and the Exhibits thereto remain unchanged.

APPROVED AND AGREED TO:

SUPPLIER:                                     PHILIPS MEDICAL SYSTEMS

By:          /s/ DAVID CHAZANOVITZ        By:  /s/ GARY E. HUTCHINSON
   ---------------------------------        ----------------------------------
Typed Name:    DAVID CHAZANOVITZ         Typed Name:     GARY E. HUTCHINSON
           -------------------------                --------------------------
Title:   CEO                             Title:   VP/GM CARDIOLOGY DIVISION
      ------------------------------           ------------------------------
Date:          10/5/01                   Date:             10/5/01
    --------------------------------          --------------------------------